UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2007

DIGITAL INSIGHT CORPORATION

(Exact name of registrant specified in its charter)

Delaware	000-27459	77-0493142
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26025 Mureau Road, Calabasas, California 91302

(Address of principal executive offices, including Zip Code)

Registrant’s telephone, including area code: (818) 871-0000

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On January 18, 2007, Digital Insight Corporation, a Delaware corporation (“Digital Insight”), and Intuit Inc., a Delaware corporation (“Intuit”), issued a joint press release announcing that the 30-day waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to Intuit’s proposed acquisition of Digital Insight expired on January 17, 2007. A copy of the joint press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following document is filed as exhibit to this report:

99.1	Press release issued jointly by Digital Insight Corporation and Intuit Inc. on January 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL INSIGHT CORPORATION

Date: January 18, 2007	By:	/s/ Paul J. Pucino
	Name:	Paul J. Pucino
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release issued jointly by Digital Insight Corporation and Intuit Inc. on January 18, 2007.